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                                                                   EXHIBIT 10.4


SEVERANCE, EMPLOYMENT AND RETENTION AGREEMENTS

Exhibit 10.4 includes the severance, employment and retention agreements for executive officers.

The employment contract of Jerry A. Grundhofer, Chairman, President and Chief Executive Officer of Star Banc Corporation and Star Bank, N.A. was previously filed as an exhibit to the registrant's Annual Report on Form 10K for the year ended December 31, 1993, and is incorporated herein by reference.

Three (3) Year Severance Agreement: Previously filed as an exhibit to the registrant's Annual Report on Form 10K for the year ended December 31, 1993, and is incorporated herein by reference.

Three year severance agreements cover the following executive officers:

    David M. Moffett, Executive Vice President and Chief Financial Officer,
                      Star Banc Corporation and Star Bank, N.A.

    Richard K. Davis, Executive Vice President, Star Banc Corporation and
                      Star Bank, N.A.

    Joseph A. Campanella, Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

  ##Andrew E. Randall, Executive Vice President, Star Banc Corporation and
                       Star Bank, N.A.

## The three year agreement for Andrew E. Randall was added in 1995 and included the same provisions as the previously filed three year agreement with the exception of the elimination of sections 2.4 and 2.5, which provided for additional years of service and coverage for pension and medical benefits.

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Two (2) Year Executive Severance Agreement:
-1 year protection period
-30 day walkaway rights
-Severance payment: two (2) times highest salary + highest bonus
-2 year continuation of medical coverage
-Pension coverage includes additional 2 years of service
-No 280G limitation
-Additional grossup provision for any excise tax owed.
-Term of Agreement: Initial 3 year term and renewal on each anniversary

Two year severance agreements were amended and previously filed as an exhibit to the the regristrant's Annual Report on Form 10K for the year ended December 31, 1994 and is incorporated herein by reference.

The two year severance agreements cover the following executive officers:

    Daniel B. Benhase,   Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    Timothy J. Fogarty,  Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    S. Kay Geiger,       Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    Jerome C. Kohlhepp,  Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    Thomas J. Lakin,     Executive Vice President, General Counsel and
                          Secretary Star Banc Corporation and Executive Vice President Star Bank, N.A.

    Daniel R. Noe,       Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    Wayne J. Shircliff,  Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

    Stephen E. Smith,    Executive Vice President, Star Banc Corporation and
                          Star Bank, N.A.

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EXECUTIVE RETENTION AGREEMENT

The executive retention agreement was previously filed as an exhibit to the the regristrant's Annual Report on Form 10K for the year ended December 31, 1994 and is incorporated herein by reference.

This agreement covers the following executive officers of the Corporation for the amounts indicated:

David M. Moffett,                  $350,000
Executive Vice President and Chief Financial Officer

Richard K. Davis,                  $350,000
Executive Vice President

Daniel B. Benhase,                 $250,000
Executive Vice President

Jerome C. Kohlhepp,                $250,000
Executive Vice President

Joseph A. Campanella               $200,000
Executive Vice President

Wayne J. Shircliff,                $200,000
Executive Vice President

Stephen E. Smith,                  $200,000
Executive Vice President